United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 27, 2026

Date of Report (Date of earliest event reported)

DT Cloud Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42167	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Office 51, 10 Fl, 31 Hudson Yards New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 865-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value per share, and one Right	DTSQU	The Nasdaq Stock Market LLC
Ordinary Shares	DTSQ	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-ninth (1/9) of one Ordinary Share	DTSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

DT Cloud Star Acquisition Corporation (the “Company”), as previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 20, 2026, received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) on July 15, 2026 stating that the Staff had determined to delist the Company’s securities due to the Company’s failure to regain compliance with Nasdaq Listing Rule. Accordingly, its securities will be delisted from The Nasdaq Global Market. In that regard, unless the Company requests an appeal of this determination by July 22, 2026, trading of the Company’s will be suspended at the opening of business on July 24, 2026, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. The Company has timely submitted its hearing request, which will stay the suspension.

Additionally, on April 6, 2026, the Company was notified by Staff that it did not comply with the minimum 400 total shareholders requirement for continued inclusion under Nasdaq Listing Rule 5450(a)(2). Based on the review of materials submitted by the Company on May 29, 2026, Nasdaq granted the Company’s request for an extension until October 5, 2026 to regain compliance with this requirement. Pursuant to Listing Rule 5810(C)(4)(d)(2), the Company is no longer eligible for the terms of extension. This matter serves as an additional and separate basis for delisting the Company’s securities from The Nasdaq Stock Market.

On July 27, 2026, the Company received notice that Nasdaq approved the transfer of the listing of the Company’s ordinary shares, units and rights from the Nasdaq Global Market to the Nasdaq Capital Market, effective at the opening of trading on July 29, 2026. The Company’s securities continue to trade under the symbols “DTSQ,” “DTSQU” and “DTSQR,” respectively.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2026

DT CLOUD STAR ACQUISITION CORPORATION

By:	/s/ Sam Zheng Sun
Name:	Sam Zheng Sun
Title:	Chief Executive Officer

3